EXHIBIT 10.25

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked by a series of asterisks.

LICENSE AGREEMENT

This License Agreement (the “License Agreement”) is entered into as of August 8, 2008 (the “Effective Date”) by and between Boehringer Ingelheim Chemicals, Inc. (“BICI”), a Delaware corporation with an office at 2820 North Normandy Drive, Petersburg, VA 23805, and Pharmasset, Inc. (“Pharmasset”), a Delaware corporation with an office at 303A College Road East, Princeton, NJ 08540. Concurrently herewith, BICI and Pharmasset are entering into the Manufacturing Services Agreement (the “Manufacturing Services Agreement”); all capitalized terms used below that are not defined herein shall have the meanings ascribed to them in such Manufacturing Services Agreement.

WITHNESSETH:

WHEREAS, BICI owns certain BICI Technology relating to formulas, processes and apparatus suitable for manufacturing API; and

WHEREAS, Pharmasset desires to receive the BICI Technology for the manufacture of the API and BICI desires to make such BICI Technology available to Pharmasset in accordance with the terms and conditions set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1: LICENSE GRANT AND PAYMENTS.

1.1 BICI hereby grants to Pharmasset, and Pharmasset hereby accepts, subject to the terms and conditions set forth herein, a non-exclusive, worldwide, perpetual, royalty-free, right and license to use and practice the BICI Technology to manufacture the API, with the right to sublicense BICI Technology to a third party contract manufacturing organization (“CMO”) solely for the manufacture of API on behalf of Pharmasset. Pharmasset shall pay BICI, in consideration of the grant of the license to use BICI Technology herein, the following:

•	****** upon execution of this License Agreement and the Manufacturing Services Agreement; and

•	****** upon approval by FDA of one or more Drug Products incorporating the API for commercial sale in the United States of America (“FDA Approval”).

BICI shall issue an invoice for each payment due. Payment shall be due 30 days after issuance of invoice.

Pharmasset further agrees in consideration of the license grant to purchase no less than ****** of its commercial API requirements from BICI for the first ****** periods ******. Pharmasset further agrees to purchase no less than ****** of its commercial API requirements from BICI for the ****** periods ******. The terms of such purchase shall be subject to Section 9.7 of the Manufacturing Services Agreement.

1.2 Pharmasset represents and warrants that it will use the BICI Technology solely as provided in this License Agreement and will not use or cause CMO to use the BICI Technology for any purpose other than that described in this Section 2.

Confidential Information

****** — Material has been omitted and filed separately with the Commission.

1.3 Pharmasset agrees that Pharmasset and CMO will substantially comply with all applicable laws, rules and regulations in its use of the BICI Technology. Pharmasset agrees that it and CMO will not knowingly violate or infringe any proprietary or other rights of any third party in its use of the BICI Technology. Pharmasset shall ensure that its personnel and CMO will comply with all of the terms and conditions of this License Agreement and shall be liable for any breaches thereof.

1.4 Nothing in this License Agreement shall be construed as restricting Pharmasset’s ability to acquire, license, independently develop, use and practice technology or know-how that is similar to the BICI Technology and performs the same or similar functions as the BICI Technology.

SECTION 2: TECHNOLOGY TRANSFER.

BICI shall, within ****** of the Effective Date, promptly transfer, or cause to be transferred, to Pharmasset one copy of the physical embodiment of each element of the BICI Technology. Upon request, BICI shall transfer to Pharmasset such additional information and/or documentation as reasonably required by Pharmasset to fully exercise the rights granted it hereunder

SECTION 3: WARRANTIES.

3.1 BICI represents and warrants that is has the full right, power and authority to grant, and is not prohibited by the terms of any agreement to which it is a party from granting, the license granted to Pharmasset under Section 1 hereof.

3.2 BICI has not previously granted and will not grant any rights inconsistent with the rights, and license, granted herein.

3.3 BICI MAKES NO FURTHER WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE BICI TECHNOLOGY OTHER THAN THOSE REPRESENTATIONS AND WARRANTIES SET FORTH ABOVE AND IN THE MANUFACTURING SERVIVES AGREEMENT AND THIS LICENSE AGREEMENT. THE INDEMNIFICATION PROVIDED BY BICI IN THE MANUFACTURING AND SERVICES AGREEMENT IS EXCLUSIVE AND IS IN LIEU OF ALL WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE WITH RESPECT TO THE BICI TECHNOLOGY, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

SECTION 4: CONSEQUENTIAL DAMAGES.

IN NO EVENT SHALL BICI OR PHARMASSET BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT OR PUNITIVE DAMAGES (INCLUDING LOSS OF BUSINESS PROFITS) ARISING FROM OR RELATED TO THE PRODUCTION, MARKETING, SALE OR DISTRIBUTION OF THE API AND/OR USE AND PRACTICE OF THE BICI TECHNOLOGY, REGARDLESS OF WHETHER SUCH LIABILITY IS BASED ON BREACH OF CONTRACT, TORT, STRICT LIABILITY, FAILURE OF ESSENTIAL PURPOSE OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED HOWEVER THIS SECTION SHALL NOT APPLY TO DAMAGES ON ACCOUNT OF THIRD PARTY CLAIMS.

SECTION 5: CONFIDENTIALITY.

BICI and Pharmasset agree to maintain the confidentiality of the existence and terms of this License Agreement, unless disclosure in whole or in part is required or compelled by law, rule or regulation or by order of a court or other tribunal of competent jurisdiction.

Confidential Information

****** — Material has been omitted and filed separately with the Commission.

SECTION 6: TERM AND TERMINATION.

6.1 Unless terminated by written agreement of the parties or pursuant to Section 5.2 below, this License Agreement shall continue in perpetuity.

6.2 In the event that Pharmasset materially breaches the terms of Section 1 above and fails to cure such breach within thirty (30) days of its receipt of notice of same, BICI shall have the right to terminate this License Agreement immediately upon written notice to Pharmasset.

6.3 From and after termination of this License Agreement: (i) Pharmasset shall cease all use of the BICI Technology and; (ii) Pharmasset shall return or provide evidence of destruction of all BICI Technology held in a tangible form by Pharmasset and BICI shall return or provide evidence of destruction of all Improvements held in a tangible form by BICI; and (iii) any rights or interests Pharmasset may have to the BICI Technology shall immediately revert back to BICI.

SECTION 7: MISCELLANEOUS.

7.1 This License Agreement is being entered into concurrently with the Manufacturing Services Agreement between BICI and Pharmasset dated of even date herewith. This License Agreement is separate and distinct from the Manufacturing Services Agreement; however, except as specifically set forth herein, the terms of this License Agreement shall not supersede the terms of such Manufacturing Services Agreement.

7.2 Assignment. This License Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party; provided, however, that either party may, without such consent, assign this License Agreement: (i) in connection with the transfer or sale of all or substantially all of the assets of such party or the line of business of which this License Agreement forms a part; (ii) to the successor entity or acquirer in the event of the merger, consolidation or change of control of a party hereto; or (iii) to any Affiliate of the assigning party. Any purported assignment in violation of this paragraph shall be void. Any permitted assignee shall assume all rights and obligations of its assignor under this License Agreement.

7.3 Severability. In the event that one or more of the provisions contained in this License Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. The parties shall use reasonable commercial efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s), which, insofar as practical, implement the intent of the parties.

Confidential Information

****** — Material has been omitted and filed separately with the Commission.

7.4 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and delivered personally, sent by telecopy (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to BICI, to:

Boehringer Ingelheim Chemicals, Inc.

2820 North Normandy Drive

Petersburg, VA 23805

Fax No.: 804-504-8685

Attn: Associate Director, New Business Development

With a copy to:

Boehringer Ingelheim Chemicals, Inc.

2820 North Normandy Drive

Petersburg, VA 23805

Fax No.: 804-504-8885

Attn: Division Counsel

If to Pharmasset, to:

Pharmasset, Inc.

303A College Road East

Princeton, NJ 08540

Telecopier No.: 609-613-4150

Attn: Vice President, Manufacturing

With a copy to:

Pharmasset, Inc.

303A College Road East,

Princeton, NJ 08540

Fax No.: 609-613-4150

Attn: Legal Affairs

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been given: (i) when delivered, if personally delivered or sent by telecopy on a business day, (ii) on the business day after dispatch, if sent by nationally-recognized overnight courier, and (iii) on the third business day following the date of mailing, if sent by mail.

7.5 Applicable Law. In the event legal action is taken under this License Agreement by Pharmasset, each party hereby submits and consents to the choice of laws (notwithstanding its conflict of laws principles), of the Commonwealth of Virginia and jurisdiction and venue of the federal and local courts nearest to Petersburg, Virginia. In the event legal action is taken under this License Agreement by BICI or SP, each party hereby submits and consents to the choice of laws (notwithstanding its conflict of laws principles), of the State of New Jersey and jurisdiction and venue of the federal and local courts nearest to Princeton, New Jersey.

7.6 Entire Agreement; Amendment. This License Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and all prior agreements with respect thereto, but excepting the Manufacturing Services Agreement dated of even date herewith among Pharmasset and BICI, are superseded. Each party hereto confirms that it is not relying on any representations or warranties of the other party except as specifically set forth herein. No amendment or modifications of this shall be binding upon the parties unless in writing, referencing this License Agreement and specifically stating that an amendment to this License Agreement is intended by such writing, which shall be duly executed by authorized officers of both parties.

Confidential Information

****** — Material has been omitted and filed separately with the Commission.

7.7 Headings; Construction. The headings used in this License Agreement are intended for convenience only and shall not be considered part of the written understanding between the parties and shall not affect the construction of this License Agreement. Both parties have participated equally in the formation of this License Agreement; the language of this License Agreement will not be presumptively construed against either party.

7.8 Independent Contractors. It is expressly agreed that BICI and Pharmasset shall be independent contractors and that the relationship between the two parties shall not constitute a partnership, joint venture or agency. Neither BICI nor Pharmasset shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior consent of the other party to do so. All persons employed by a party shall be employees of such party and not of the other party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such party.

7.9 Waiver. The waiver by either party hereto of any right hereunder or the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

7.10 Counterparts. This License Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.11 No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this License Agreement are for the sole benefit of the parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other persons except as expressly set forth herein.

IN WITNESS WHEREOF, Pharmasset and BICI have caused this License Agreement to be executed as of the Effective Date by their duly authorized representatives.

PHARMASSET, INC.

By	/s/ P. Schaefer Price
Printed Name: P. Schaefer Price
Title:	President & CEO
Date:	August 8, 2008

BOEHRINGER INGELHEIM CHEMICALS, INC.

By	/s/ Darrell M. Jessee
Printed Name: Darrell M. Jessee
Title:	VP Finance
Date:	9/2/08

Confidential Information

****** — Material has been omitted and filed separately with the Commission.